THIS CONVERTIBLE NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THIS NOTE CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS.

                                CONVERTIBLE NOTE

             THIS NOTE IS NON-NEGOTIABLE AND SUBJECT TO RESTRICTIONS
                     ON TRANSFER AS DESCRIBED IN SECTION 15.

$___________                                                       Hudson, Ohio
                                                                   ______, 1997


         FOR VALUE RECEIVED, Zaxis International Inc., a Delaware corporation (the "Company"), hereby promises to ______________________________ ("Payee"), the principal sum of ______________________________ Dollars ($___,000), together with interest thereon at the rate hereinafter specified.

         1. REPAYMENT. On December 31, 1999 (the "Maturity Date"), the outstanding principal balance, and accrued and unpaid interest thereon, shall be due and payable in full.

         2. INTEREST. The Company shall pay interest at the Maturity Date on the unpaid principal amount of this Note at an annual rate equal to Nine and One-Half per cent (9 1/2%) per annum, calculated on a 360 day year.
Interest shall be payable quarterly, commencing January 1, 1998.

         3. PAYMENT. Amounts due under this Note are payable in lawful money of the United States of America at Payee's address set forth above or at such other location as may be designated by payee.

         4. PREPAYMENT. The Company shall have the right, upon five (5) days written notice to Payee, to prepay any amount of interest or principal due under this Note at any time without penalty or premium. Any such prepayment shall first be applied to the amount of interest accrued to the date of such prepayment, then to the principal amount of this Note.

         5. EVENTS OF DEFAULT. In the event of any one of the following:

                  (a) The Company shall default in the payment of any amount under this Note when the same becomes due;

                  (b) The Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect),

                           (iv) acquiesce to or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or
                           (v) take any action for the purpose of effecting any of the foregoing; or

                  (c) The Company shall admit in writing its inability to pay its debts as they become due or cease operations of its present business;

then, at the option of Payee, the entire amount of the principal of and interest on this Note shall at once become due and payable, without presentment, demand, protest or notice of protest of any kind, all of which are expressly waived by the Company. In addition, upon any such event of default, Payee may exercise any of the remedies provided by law.

         6. CONVERSION. The Payee has the right, at its option, at any time prior to maturity, to convert all, but not part of, the unpaid principal amount hereof into fully paid and nonassessable $.01 par value shares of Common Stock of the Company ("Common Stock"), as such shares shall be constituted at the date of conversion, at the original conversion price of $3.24 principal amount of this Note for one share of Common Stock, or at the adjusted conversion price in effect at the time of conversion, determined as provided in Section 10 hereof, upon surrender of the Note, at the office of the Company accompanied by written notice of conversion and written evidence of transfer in form acceptable to Company. Issuance of such shares shall satisfy all of Company's obligations under this Note. No adjustment in respect of interest or dividends will be made upon any conversion.

         7. WARRANTS. If Payee converts this Note as provided in Section 6, then as additional consideration for the loan of funds evidenced by this Note and the conversion onto Common Stock, the Company will issue to Payee a Class Z 1 Warrant granting Payee the right to purchase one share of Common Stock of Company for each share of Common Stock issued upon such conversion and a Class Z 2 Warrant granting Payee the right to purchase one share of Common Stock of Company for each share of Common Stock issued upon such conversion. The Class Z 1 and Class Z 2 Warrants shall be subject to the Class Z Warrant Agreement.

         8. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of shares of Common Stock upon the conversion of this Note, provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any shares in a name other than that of the Payee.

         9. RESERVATION OF COMMON STOCK. There have been reserved (or will be reserved in the future, if necessary) out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of conversion represented by this Note, and the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the conversion rights aforesaid are hereby irrevocably authorized and directed at all times until after the Maturity Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose.

         10. ADJUSTMENT OF CONVERSION PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon conversion and the conversion price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

                  10.1 MECHANICAL ADJUSTMENTS. The number of shares purchasable upon conversion and the conversion price shall be subject to adjustment as follows:

                           (a) In case the Company shall at any time after the
                  date of this Note (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the conversion price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and/or the number and kind of shares or other securities issuable upon conversion on such date shall be proportionately adjusted so that after such time the Payee shall be entitled to receive the aggregate number and kind of shares or other securities which, if such conversion has taken place immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (b) No adjustment in the conversion price shall be
                  required unless such adjustment would require an increase or decrease of at least $.25 in such price; provided, however, that any adjustments which by reason of this Section 10.1(b) are not required to be made shall be carried forward and and taken into account in any subsequent adjustment. All calculations under this Section 10.1 shall be made to the nearest cent and to the nearest one-hundredth of a share, as the case may be.

                            (c) Shares of Common Stock at any time owned by the
                  Company shall not be deemed to be outstanding for purposes of any computation under this Section 10.1.

                           10.2 NO ADJUSTMENTS UPON CERTAIN EVENTS. The conversion price will not be adjusted on the (a) conversion of this Note, (b) issuance or sale of Common Stock upon the exercise of any rights, warrants, or options to subscribe for or purchase Common Stock, or (c) amendment to or change in the terms of any rights, warrants or options to subscribe for or purchase Common Stock.

                           10.3 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 10.1,no adjustment in respect of any dividends shall be made prior to the Maturity Date or upon conversion of this Note.

                           10.4 FRACTIONAL SHARES. If the number of shares of Common Stock purchasable upon conversion is adjusted pursuant to this
         Section 10, the Company shall nevertheless not be required to issue fractions of shares upon conversion or upon exercise of the Class Z Warrants. With respect to any fraction of a share called for upon conversion, the Company shall pay to the Payee an amount in cash equal to such fraction multiplied by the market price of such fractional share.

         11. NO RIGHTS AS STOCKHOLDERS; NOTICES TO HOLDERS. Nothing contained in this Note shall be construed as conferring upon the Payee the right to vote or to receive dividends or to consent to or receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or on any other matter, or any rights whatsoever as a shareholder of the Company as a result of being a holder of this Note.

         12. NOTICES. All notices, requests, demands and other communication under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary in this Agreement, (a) when personally delivered, (b) upon receipt of a telephonic facsimile transmission with a confirmed telephonic transmission answer back, (c) one (1) business day after having been dispatched by an internationally recognized overnight courier service, or (d) three (3) days after being deposited in the United States mail, postage prepaid, addressed to the record holder of this Note as set forth in the records of the Company and to the Company at its principal executive office, as the case may be.

         13.      Supplements and Amendments.
                  ---------------------------

                  (a) MUTUAL MODIFICATIONS. The Company and the Payee may from time to time supplement or amend this Note in order to cure any ambiguity or to correct or supplement any provision contained herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Payee may deem necessary or desirable.

                  (b) COMPANY'S DISCRETION. Upon prior written notice to Payee, the Company may, in its sole and absolute discretion, (a) decrease the conversion price, or (b) increase the number of shares to be received upon conversion.

         14. SUCCESSORS. All the covenants and provisions of this Note by or for the benefit of the Company or the Payee shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

         15. NON-NEGOTIABILITY; RESTRICTIONS ON TRANSFER; BENEFITS OF THIS AGREEMENT. This Note is not negotiable and not transferable; PROVIDED, HOWEVER, this Note may be transferred to persons who are "accredited investors" within the meaning of Rule 501 promulgated under the Securities Act of 1933 upon the prior written consent of the Company, which consent will not be unreasonable withheld. Nothing in this Note shall be construed to give to any person or corporation other than the Company and the Payee any legal or equitable right, remedy or claim under this Note. This Note shall be for the sole and exclusive benefit of the Company and the Payee.

         16. CAPTIONS. The captions of the sections and subsections of this Note have been inserted for convenience only and shall have no substantive effect.

         17.       Miscellaneous.
                   --------------

                  (a) No waiver, consent or other binding agreement shall deemed to have been made by Payee or be binding upon Payee unless specifically granted in writing, which writing shall be strictly construed. This Note evidences the absolute and unconditional obligation of the Company to pay the principal of, and interest on, this Note. This Note is non-negotiable.

                  (b) This Note is made in Hudson, Ohio, and shall be governed by, and shall be interpreted and construed in accordance with, the laws of the State of Ohio applicable to contracts and agreements to be performed solely within the State of Ohio by residents of the State of Ohio, i.e., without regard to choice of law principles. Company and Payee each irrevocably submits to the jurisdiction of any federal or Ohio court sitting in the vicinity of Hudson, Ohio over any suit, action or proceeding arising out of or relating to this Note. Company and Payee each irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, the Company has executed this convertible Note as of the date first above written.


                                          ZAXIS INTERNATIONAL INC.


                                          By
                                            -----------------------------------
                                            Conaly Bedell, President

                                                            -------------------
                                                            Name of Investor

                            ZAXIS INTERNATIONAL INC.

                           CLASS Z 1 WARRANT AGREEMENT

THE WARRANTS, INCLUDING THE UNDERLYING SHARES OF COMMON STOCK, OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE WARRANTS, INCLUDING THE UNDERLYING SHARES OF COMMON STOCK, CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH AGREEMENT AND SUCH LAWS.

         1. Issuance of Warrants; Form of Warrants. Pursuant to the terms and conditions of this Warrant Agreement, Zaxis International Inc., a Delaware corporation (the "Company") hereby agrees to issue and deliver Class Z 1 Warrants (the "Warrants") to purchase _______ shares of Common Stock, $.01 par value (the "Common Stock") of the Company. The text of the Warrant and of the form of election to purchase shares shall be substantially as set forth in EXHIBIT A attached hereto. The Warrants are not transferable; provided, however, the Warrants may be transferred to persons who are "accredited investors" within the meaning of Rule 501 promulgated under the Securities Act of 1933 upon the prior written consent of the Company, which consent will not be unreasonably withheld.

         2. Registration. The Warrants shall be registered on the books of the Company(the "Warrant Register"). The Company shall be entitled to treat the Investor as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

         3. Term of Warrants; Exercise of Warrants. Subject to the provisions of this Agreement, the Warrants will be exercisable by the Investor from and after the date hereof until 5:00 p.m. Cleveland, Ohio local time, on _____________, 1998 (the "Term") and after such time period will no longer be exercisable.

                  (a) Each Warrant entitles the Investor to purchase one (1) share of Common Stock at a purchase price of $2.50 per share of Common Stock, subject to adjustment (the "Warrant Price").

                  (b) Subject to the provisions of this Agreement, the Investor shall have the right to purchase from the Company (and the Company shall issue and sell to the Investor) the number of fully paid and nonassessable shares of Common Stock specified in such Warrants, upon surrender to the Company, or its duly authorized agent, of such Warrants, with the form of election to purchase duly filled in and signed, and upon payment to the Company of the Warrant Price, for the number of shares of Common Stock in respect of which such Warrants are then exercised. The date of exercise of any Warrant shall be deemed to be the date of its receipt by the Company duly filled in and signed and accompanied by proper payment as hereinafter provided. Payment of such Warrant Price may be made in cash, by personal, certified or official bank check.

                  (c) Upon surrender of Warrants, and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to the Investor a certificate or certificates for the number of shares of Common Stock so purchased upon the exercise of such Warrants.

                  (d) On any partial exercise, the Company shall promptly issue and deliver to the holder of the Warrant a new Warrant in the name of that holder providing for the right to purchase the number of shares of Common Stock as to which the Warrant has not been exercised.

         4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of shares of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any shares in a name other than that of the Investor.

         5. Reservation of Common Stock. There have been reserved (or will be reserved in the future, if necessary) out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times until after the expiration of the Term to reserve such number of authorized and unissued shares as shall be requisite for such purpose.

         6. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

                  6.1 Mechanical Adjustments. The number of shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

                  (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock,
         (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrant Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and/or the number and kind of shares or other securities issuable upon exercise of the Warrants on such date shall be proportionately adjusted so that after such time the Investor shall be entitled to receive the aggregate number and kind of shares or other securities which, if such Warrant had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $.25 in such price; provided, however, that any adjustments which by reason of this Section 6.1(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6.1 shall be made to the nearest cent and to the nearest one-hundredth of a share, as the case may be.

                  (c) Shares of Common Stock at any time owned by the Company shall not be deemed to be outstanding for purposes of any computation under this Section 6.1.

                  6.2 No Adjustments Upon Certain Events. The exercise price will not be adjusted on the (a) exercise of the Warrants, (b) issuance or sale of Common Stock upon the exercise of any rights, warrants, or options to subscribe for or purchase Common Stock, or (c) amendment to or change in the terms of any rights, warrants or options to subscribe for or purchase Common Stock.

                  6.3 No Adjustment for Dividends. Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise or conversion of a Warrant.

                  6.4 Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to this
Section 6, the Company shall nevertheless not be required to issue fractions of shares upon exercise of the Warrants. With respect to any fraction of a share called for upon any exercise of a Warrant, the Company shall pay to the Investor an amount in cash equal to such fraction multiplied by the market price of such fractional share.

         7. No Rights as Stockholders; Notices to Holders. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Investor the right to vote or to receive dividends or to consent to or receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or on any other matter, or any rights whatsoever as a shareholder of the Company as a result of being a holder of Warrants.

         8. Notices. All notices, requests, demands and other communication under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary in this Agreement, (a) when personally delivered, (b) upon receipt of a telephonic facsimile transmission with a confirmed telephonic transmission answer back, (c) one (1) business day after having been dispatched by an internationally recognized overnight courier service, or (d) three (3) days after being deposited in the United States mail, postage prepaid, addressed to the record holder of the Warrant as set forth in the Warrant Register and to the Company at its principal executive office, as the case may be.

         9.       Supplements and Amendments.

         (a) Mutual Modifications. The Company and the Investor may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Investor may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants.

         (b) Company's Discretion. Upon prior written notice to Investor, the Company may, in its sole and absolute discretion, (a) decrease the Warrant Price, (b) extend the Term, or (c) increase the number of shares to be received upon exercise of the Warrants.

         10. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Investor shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

         11. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor, any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company and the Investor.

         12. Captions. The captions of the sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant Agreement this ______ day of __________, 1997.


         (Check One)
                                             --------------------------------
         _____ Individually                  Signature of Investor

         _____ Joint tenants with
               right of survivorship         --------------------------------
                                             Investor's Name-please print

         _____ Tenants-in-common
                   (each must sign)          --------------------------------
                                             Title (if applicable)

         _____ In partnership*
                                             --------------------------------

                                             --------------------------------

         _____ As trustee**
                                             --------------------------------
                                             Investor's Daytime Telephone Number

         _____ In corporation***
                                             --------------------------------
                                             Social Security of Federal
                                             Identification No.

                                             ---------------------------------
                                             Signature of Additional Investor
                                             (i.e., joint tenant or tenant-in-
                                             common)

                                             ---------------------------------
                                             Additional Investor's Name-please
                                             print (i.e., joint tenant or
                                             tenant-in-common)


                                             ----------------------------------
                                             Title (if applicable)

         * Please include a copy of partnership agreement or other document authorizing investment and signature.

         ** Please include trust, agency or other agreement or document authorizing investment and signature.

         *** Please Include certified corporate resolution or other document authorizing investment and signature.

                                   ACCEPTANCE


                  On behalf of Zaxis International Inc., the undersigned hereby accepts the foregoing Warrant Agreement this _____ day of ___________, 1997.



                                               ZAXIS INTERNATIONAL INC.

                                               By:
                                                    -----------------------
                                               Its:
                                                    -----------------------



         Class Z 1 War Agmt D4

                                                            -------------------
                                                            Name of Investor




                            ZAXIS INTERNATIONAL INC.

                           CLASS Z 2 WARRANT AGREEMENT

THE WARRANTS, INCLUDING THE UNDERLYING SHARES OF COMMON STOCK, OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE WARRANTS, INCLUDING THE UNDERLYING SHARES OF COMMON STOCK, CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH AGREEMENT AND SUCH LAWS.


         1. Issuance of Warrants; Form of Warrants. Pursuant to the terms and conditions of this Warrant Agreement, Zaxis International Inc., a Delaware corporation (the "Company") hereby agrees to issue and deliver Class Z 2 Warrants (the "Warrants") to purchase _______ shares of Common Stock, $.01 par value (the "Common Stock") of the Company. The text of the Warrant and of the form of election to purchase shares shall be substantially as set forth in EXHIBIT A attached hereto. The Warrants are not transferable; provided, however, the Warrants may be transferred to persons who are "accredited investors" within the meaning of Rule 501 promulgated under the Securities Act of 1933 upon the prior written consent of the Company, which consent will not be unreasonably withheld.

         2. Registration. The Warrants shall be registered on the books of the Company (the "Warrant Register"). The Company shall be entitled to treat the Investor as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

         3. Term of Warrants; Exercise of Warrants. Subject to the provisions of this Agreement, the Warrants will be exercisable by the Investor from and after the date hereof until 5:00 p.m. Cleveland, Ohio local time, on _____________, 1999 (the "Term") and after such time period will no longer be exercisable.

                  (a) Each Warrant entitles the Investor to purchase one (1) share of Common Stock at a purchase price of $4.00 per share of Common Stock, subject to adjustment (the "Warrant Price").

                  (b) Subject to the provisions of this Agreement, the Investor shall have the right to purchase from the Company (and the Company shall issue and sell to the Investor) the number of fully paid and nonassessable shares of Common Stock specified in such Warrants, upon surrender to the Company, or its duly authorized agent, of such Warrants, with the form of election to purchase duly filled in and signed, and upon payment to the Company of the Warrant Price, for the number of shares of Common Stock in respect of which such Warrants are then exercised. The date of exercise of any Warrant shall be deemed to be the date of its receipt by the Company duly filled in and signed and accompanied by proper payment as hereinafter provided. Payment of such Warrant Price may be made in cash, by personal, certified or official bank check.

                  (c) Upon surrender of Warrants, and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to the Investor a certificate or certificates for the number of shares of Common Stock so purchased upon the exercise of such Warrants.

                  (d) On any partial exercise, the Company shall promptly issue and deliver to the holder of the Warrant a new Warrant in the name of that holder providing for the right to purchase the number of shares of Common Stock as to which the Warrant has not been exercised.

         4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of shares of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any shares in a name other than that of the Investor.

         5. Reservation of Common Stock. There have been reserved (or will be reserved in the future, if necessary) out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times until after the expiration of the Term to reserve such number of authorized and unissued shares as shall be requisite for such purpose.

         6. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

                  6.1 Mechanical Adjustments. The number of shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

                  (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock,
         (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrant Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and/or the number and kind of shares or other securities issuable upon exercise of the Warrants on such date shall be proportionately adjusted so that after such time the Investor shall be entitled to receive the aggregate number and kind of shares or other securities which, if such Warrant had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $.25 in such price; provided, however, that any adjustments which by reason of this Section 6.1(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6.1 shall be made to the nearest cent and to the nearest one-hundredth of a share, as the case may be.

                  (c) Shares of Common Stock at any time owned by the Company shall not be deemed to be outstanding for purposes of any computation under this Section 6.1.

                  6.2 No Adjustments Upon Certain Events. The exercise price will not be adjusted on the (a) exercise of the Warrants, (b) issuance or sale of Common Stock upon the exercise of any rights, warrants, or options to subscribe for or purchase Common Stock, or (c) amendment to or change in the terms of any rights, warrants or options to subscribe for or purchase Common Stock.

         6.3 No Adjustment for Dividends. Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise or conversion of a Warrant.

         6.4 Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to this
Section 6, the Company shall nevertheless not be required to issue fractions of shares upon exercise of the Warrants. With respect to any fraction of a share called for upon any exercise of a Warrant, the Company shall pay to the Investor an amount in cash equal to such fraction multiplied by the market price of such fractional share.

         7. No Rights as Stockholders; Notices to Holders. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Investor the right to vote or to receive dividends or to consent to or receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or on any other matter, or any rights whatsoever as a shareholder of the Company as a result of being a holder of Warrants.

         8. Notices. All notices, requests, demands and other communication under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary in this Agreement, (a) when personally delivered, (b) upon receipt of a telephonic facsimile transmission with a confirmed telephonic transmission answer back, (c) one (1) business day after having been dispatched by an internationally recognized overnight courier service, or (d) three (3) days after being deposited in the United States mail, postage prepaid, addressed to the record holder of the Warrant as set forth in the Warrant Register and to the Company at its principal executive office, as the case may be.

         9. Supplements and Amendments.

         (a) Mutual Modifications. The Company and the Investor may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Investor may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants.

         (b) Company's Discretion. Upon prior written notice to Investor, the Company may, in its sole and absolute discretion, (a) decrease the Warrant Price, (b) extend the Term, or (c) increase the number of shares to be received upon exercise of the Warrants.

         10. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Investor shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

         11. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor, any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company and the Investor.

         12. Captions. The captions of the sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant Agreement this ______ day of __________, 1997.


         (Check One)
                                             --------------------------------
         _____ Individually                  Signature of Investor

         _____ Joint tenants with
               right of survivorship         --------------------------------
                                             Investor's Name-please print

         _____ Tenants-in-common
                   (each must sign)          --------------------------------
                                             Title (if applicable)

         _____ In partnership*
                                             --------------------------------

                                             --------------------------------

         _____ As trustee**
                                             --------------------------------
                                             Investor's Daytime Telephone Number

         _____ In corporation***
                                             --------------------------------
                                             Social Security of Federal
                                             Identification No.

                                             ---------------------------------
                                             Signature of Additional Investor
                                             (i.e., joint tenant or tenant-in-
                                             common)

                                             ---------------------------------
                                             Additional Investor's Name-please
                                             print (i.e., joint tenant or
                                             tenant-in-common)


                                             ----------------------------------
                                             Title (if applicable)

         * Please include a copy of partnership agreement or other document authorizing investment and signature.

         ** Please include trust, agency or other agreement or document authorizing investment and signature.

         *** Please Include certified corporate resolution or other document authorizing investment and signature.

                                   ACCEPTANCE


                  On behalf of Zaxis International Inc., the undersigned hereby accepts the foregoing Warrant Agreement this _____ day of ___________, 1997.



                                              ZAXIS INTERNATIONAL INC.

                                              By:
                                                   -------------------------
                                              Its:
                                                   -------------------------






         Class Z 2 War Agmt D4